SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                    Reported): August 31, 1998

    Merrill Lynch Mortgage Investors, Inc., (as depositor under the Pooling and Servicing Agreement,

                          dated as of August 1, 1998,

   providing for the issuance of the Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Pass-Through Certificates, Series 1998-1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                         333-39127                   13-5674085

------------------            ---------------             -----------------
(State or Other Jurisdiction  (Commission File           (I.R.S. Employer
  of Incorporation)                Number)                Identification No.)

     250 Vesey Street
  World Financial Center,
      North Tower
    New York, New York                              10281
--------------------------------                  -----------
  (Address of Principal                            (Zip Code)
   Executive Offices)

      Registrant's telephone number, including area code (212) 449-1000

                                                          --------------

Item 5.   Other Events.
------    -------------


Filing of Certain Materials
---------------------------


     In connection with the issuance of Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Pass-Through Certificates, Series 1998-1 (the "Certificates"), Merrill Lynch Mortgage Investors, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1



Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


     8.1 Opinion of Brown & Wood llp with respect to Tax Matters.











____________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 22, 1998 and prospectus supplement dated August 24, 1998, of Merrill Lynch Mortgage Investors, Inc., relating to its Mortgage Loan Pass-Through Certificates, Series 1998-1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   MERRILL LYNCH MORTGAGE INVESTORS,
                                   INC.





                                   By: /s/ Peter Cerwin
                                       -----------------------------
                                       Peter Cerwin
                                       Vice President


Dated: August 31, 1998

                                 Exhibit Index
                                 -------------



Exhibit                                                Page
-------                                                ----

8.1   Opinion of Brown & Wood llp with respect to
      Tax matters                                        5

Exhibit 8.1
-----------



                                BROWN & WOOD llp
                             One World Trade Center
                            New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599



                                              August 28, 1998



Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281

The First National Bank of Chicago
One First National Plaza, Suite 0126
Chicago, Illinois 60670-0126

         Re:      Merrill Lynch Mortgage Investors, Inc.
                  Mortgage Loan Pass-Through Certificates
                  Series 1998-1
                  -------------


Dear Sirs:

         We have acted as counsel for you as the purchaser (the "Underwriter") under the underwriting agreement (the "Underwriting Agreement"), dated August 24, 1998, by and between Merrill Lynch Mortgage Investors, Inc., a Delaware corporation ("MLMI") and the Underwriter, relating to the sale by MLMI and the purchase by you of $131,916,970 aggregate principal amount of Merrill Lynch Mortgage Investors, Inc Mortgage Loan Pass-Through Certificates, Series 1998-1, Class A-1, Class A-2, Class A-3, Class X, Class PO, Class R, Class M-1 and Class M-2A (the "Designated Certificates"). The Designated Certificates were issued together with Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Pass-Through Certificates, Series 1998-1, Class M-2B, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (together with the Designated Certificates, the "Certificates"), representing in the aggregate the entire beneficial interest in a Trust Fund (the "Trust Fund"), pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 1998, among MLMI, as depositor, Litton Loan Servicing, Inc., as servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Pooling and Servicing Agreement.

         As your counsel, we have examined such documents and records as we have deemed appropriate, including the following:

          1. A signed copy of the Underwriting Agreement.

          2. A signed copy of registration statement No. 333-39127 filed by MLMI on Form S-3 with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act") (the term "Registration Statement" shall mean the registration statement in the form in which the most recent post-effective amendment thereto became effective under the Act).

          3. The prospectus dated June 22, 1998 (the "Basic Prospectus") and the supplement thereto dated August 24, 1998 (the "Prospectus Supplement") relating to the offering of the Designated Certificates in the form in which the Basic Prospectus and the Prospectus Supplement were filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Act (the Base Prospectus as supplemented by the Prospectus Supplement is hereinafter referred to as the "Prospectus").

          4.  A signed copy of the Pooling and Servicing Agreement.

          In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Depositor and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Certificates.

          Assuming compliance with the pertinent provisions of the Pooling and Servicing Agreement, as of the Closing Date, the REMIC will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of
     Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). The Certificates (other than the Class R Certificates) will represent beneficial ownership of a corresponding class of "regular interests" issued by the REMIC. The Class R Certificates will represent the beneficial ownership of the "residual interests" in the REMIC.

          The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

          In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion will not be updated for subsequent changes or modifications to the law and regulations or to the judicial and administrative interpretations thereof, unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. The opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.


                                             Very truly yours,


                                             /s/ Brown & Wood llp